UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2013 (March 12, 2013)

KAR Auction Services, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 13, 2013, KAR Auction Services, Inc. (the “Company”) announced that it had  (i) entered into the Second Amendment to Credit Agreement (the “Second Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders party to the Second Amendment, amending the Company’s Credit Agreement, dated as of May 19, 2011 (as amended by the First Amendment to Credit Agreement, dated November 29, 2012, and as further amended by the Second Amendment, the “Credit Agreement”) and (ii) entered into an Incremental Term Loan Agreement No. 1 (the “Incremental Agreement”) to the Credit Agreement, with JPMorgan Chase Bank, N.A., as administrative agent, certain subsidiaries of the Company party thereto and the several lenders party thereto.

The Second Amendment provides for the repricing of the term loans under the Credit Agreement through the incurrence of $1,674.5 million of new term loans (the “New Term Loans”), the proceeds of which were used to repay in full all the outstanding term loans under the Credit Agreement.  The New Term Loans are subject to (i) a decrease in LIBOR floor to 1.00% from 1.25%, (ii) a decrease in the applicable margin for Eurodollar rate term loans to 2.75% from 3.75% and (iii) a decrease in the applicable margin for base rate term loans to 1.75% from 2.75%.  Additionally, the Second Amendment resets the incremental term loan availability to $300.0 million after giving effect to the incurrence of the incremental term loan borrowings under the Incremental Agreement.

The Incremental Agreement provides for the incurrence of an additional $150.0 million of term loans, the proceeds of which the Company will use to redeem the Company’s Floating Rate Senior Notes due 2014 on April 3, 2013.

Certain of the lenders and agents and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking, commercial banking and other services for the Company and its affiliates, for which they received or will receive customary fees and expenses.

The foregoing description of the Second Amendment and the Incremental Agreement are qualified in their entirety by reference to the full text of the Second Amendment and the Incremental Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01.  Exhibits.

(d)   Exhibits

Exhibit
Number	Description
10.1	Second Amendment to Credit Agreement, dated as of March 12, 2013, among KAR Auction Services, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders party thereto
10.2

Incremental Term Loan Agreement No. 1, dated as of March 12, 2013, among KAR Auction Services, Inc., JPMorgan Chase Bank, N.A., as administrative agent, certain subsidiaries of the Company party thereto and the several lenders party thereto

99.1	Press Release, dated March 13, 2013, with respect to the Second Amendment and Incremental Agreement

Forward-Looking Statements

Certain statements contained in this Report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and which are subject to certain risks, trends and uncertainties.  In particular, statements made that are not historical facts may be forward-looking statements.  Words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,”

“believes,” “seeks,” “estimates,” “contemplates” and similar expressions identify forward-looking statements.  Such statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those matters disclosed in the Company’s Securities and Exchange Commission filings.  The Company does not undertake any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2013	KAR Auction Services, Inc.

/s/ Rebecca C. Polak
Rebecca C. Polak
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Second Amendment to Credit Agreement, dated as of March 12, 2013, among KAR Auction Services, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders party thereto
10.2

Incremental Term Loan Agreement No. 1, dated as of March 12, 2013, among KAR Auction Services, Inc., JPMorgan Chase Bank, N.A., as administrative agent, certain subsidiaries of the Company party thereto and the several lenders party thereto

99.1	Press Release, dated March 13, 2013, with respect to the Second Amendment and Incremental Agreement